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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Tektronix, Inc. on Form S-3 of our report dated June 26, 2003, appearing in the Annual Report on Form 10-K of Tektronix, Inc. for the year ended May 31, 2003 and to the reference to us under the heading "Experts" in such Registration Statement.

DELOITTE & TOUCHE LLP
Portland, Oregon
July 16, 2004